Finance income and costs (Tables)	9 Months Ended
Sep. 30, 2024
Analysis of income and expense [abstract]
Schedule of Finance income and costs

	For the three months ended September 30,		For the nine months ended September 30,
	2024	2023	2024	2023
	€m	€m	€m	€m
Finance income
Interest income	1.8	1.4	5.6	4.1
Net financing gain recognized on debt transactions (a)	—	17.1	14.4	17.1
Reversal of impairment loss on short term investments	—	—	5.7	0.3
Net foreign exchange gains on translation of financial assets and liabilities	—	5.9	—	—
Total finance income	1.8	24.4	25.7	21.5
Interest expense (b)	(29.0)	(23.3)	(78.1)	(67.1)
Net foreign exchange losses arising on translation of financial assets and liabilities	(5.1)	—	(17.4)	(7.9)
Net pension interest costs	(1.3)	(1.0)	(3.5)	(3.2)
Other interest expense (c)	—	(0.1)	—	(3.8)
Amortization of debt discounts and borrowing costs	(1.8)	(1.6)	(5.2)	(4.8)
Net fair value losses on derivatives held at fair value through profit or loss	—	(0.4)	(0.4)	(1.0)
Total finance costs	(37.2)	(26.4)	(104.6)	(87.8)
Net finance costs	(35.4)	(2.0)	(78.9)	(66.3)
(a) Net income for the nine months ended September 30, 2024 of €14.4 million has been recognized from the repricing of debt in May 2024, as detailed in note 11, representing a modification gain net of transaction costs.
(b) Interest expense includes interest and finance charges paid/payable for lease liabilities and financial liabilities not at fair value through profit or loss and is shown net of gains recycled from the cash flow hedge reserve on cross currency interest rate swaps.